UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2007 (December 14, 2007)

INNOVATIVE CARD TECHNOLOGIES, INC.
(Exact name of Registrant as specified in charter)

Delaware	000-51260	90-0249676
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10880 Wilshire Boulevard, Suite 950 Los Angeles, California	90024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 312-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 14, 2007, the Board of Directors of Innovative Card Technologies, Inc. (the “Company”) accepted the written resignation (“Resignation Letter”) of Alan Finkelstein from his positions as Chief Strategic Officer and Founder of the Company and as a member of the Board of Directors effective December 14, 2007. In connection with his resignation, the Board of Directors approved the following severance package:

1.	The Company will pay for and maintain health insurance benefits consistent with the benefits Mr. Finkelstein currently has with the Company (“COBRA” coverage) for a period of eighteen months.
2.	All unexercised stock options owned by Mr. Finkelstein that are not presently vested shall immediately vest and become exercisable.
3.
All unexercised stock options owned by Mr. Finkelstein shall remain exercisable until, and shall expire on, December 31, 2010. Other than as set forth in paragraphs 2 and 3, all other terms and conditions of any unexercised stock options Mr. Finkelstein owns shall remain in full force and effect.

The Resignation Letter also constituted a formal written notice of non-renewal of Mr. Finkelstein’s Employment Agreement dated January 1998. In light of the non-renewal, under the terms of the Agreement, Mr. Finkelstein will be paid $8,333 of regular compensation through the end of December 2007, and $26,922 in consideration of accrued but unused vacation time.

Mr. Finkelstein owns 350,000 options to purchase common stock of the Company with a $1.00 exercise price. All such options are now fully vested and will remain exercisable until December 31, 2010. All other terms and conditions of the options remain unchanged.

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

The information disclosed in Item 1.01 is hereby incorporated by reference.

Item 8.01	OTHER EVENTS

On December 19, 2007, the Registrant issued the Press Release attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

Exhibit No	Item
10.1	Alan Finkelstein Severance and Resignation Letter
99.1	Press Release Dated December 19, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Innovative Card Technologies, Inc. (Registrant)

Date: December 20, 2007	By:	/s/ Charles Caporale
Name: Charles Caporale
Title: Chief Financial Officer